UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016 (June 10, 2016)

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200, Atlanta, GA		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 395-4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01    Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 10, 2016, Axiall Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Westlake Chemical Corporation (“Westlake”) and Lagoon Merger Sub, Inc., a newly formed wholly owned subsidiary of Westlake (“Merger Sub”). The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Westlake in a transaction in which each share of the Company’s common stock (“Company Common Stock”), issued and outstanding immediately prior to the time the Merger becomes effective (the “Effective Time”), other than certain excluded shares as further described in the Merger Agreement, will be converted automatically into the right to receive $33.00 in cash, without interest (the “Merger Consideration”).

The Company’s Board of Directors (the “Company Board”) unanimously (1) approved the Merger Agreement and determined that the Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company’s stockholders, (2) approved the execution, delivery and performance of the Merger Agreement by the Company and the consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (3) resolved to recommend that the Company’s stockholders adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement.

The Merger Agreement provides that, at the Effective Time, any outstanding and unexercised Company stock options, whether or not vested, will be converted into the right to receive a cash payment equal to the Merger Consideration minus the exercise prices of such options. Any outstanding or payable Company awards (other than Company stock options) under any Company stock plans will be assumed by Westlake and converted into restricted stock units in respect of Westlake common stock (“Westlake Common Stock”), with the same terms and conditions (including with respect to dividend equivalent rights, if any), except that upon settlement the award holder will receive the greater of (1) the value of the Merger Consideration with respect to the shares of Company Common Stock related to the award prior to the Effective Time and (2) the value of the Westlake Common Stock. Any account balances under any Company benefit plan that provides for the deferral of compensation and represents amounts notionally invested in Company Common Stock or provides for distributions or benefits calculated based on the value of Company Common Stock will be converted into the right to receive an amount in cash calculated based on the Merger Consideration.

Stockholders of the Company will be asked to vote on the approval of the Merger Agreement at a special stockholders meeting that will be held on a date to be announced. Each of the Company’s and Westlake’s obligation to consummate the Merger is subject to a number of conditions specified in the Merger Agreement, including, among others (1) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of Company Common Stock (the “Company Stockholder Approval”), (2) the receipt of certain required regulatory approvals, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the absence of an order, judgment, injunction or law prohibiting the consummation of the Merger, (4) the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to certain materiality standards set forth in the Merger Agreement), and (5) the other party’s compliance with or performance of its covenants and agreements contained in the Merger Agreement in all material respects. The consummation of the Merger is not subject to a financing condition.

The Merger Agreement contains customary representations and warranties made by each of the

Company and Westlake, and also contains customary covenants and agreements, including, among others, agreements by the Company to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time, to not engage in certain kinds of transactions or take certain actions during this period unless consented to in writing by Westlake, to convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval and, subject to certain exceptions, not to withdraw (or qualify or modify in a manner adverse to Westlake) the recommendation of the Company Board that the Company’s stockholders adopt the Merger Agreement. In addition, on the terms and subject to conditions set forth in the Merger Agreement, each party has agreed to use their reasonable best efforts to obtain all required regulatory approvals. Under the terms of the Merger Agreement, the Company is permitted to continue to pay its regular dividend.

The Company is subject to customary “no shop” restrictions on its ability to initiate, solicit or knowingly encourage alternative acquisition proposals. However, at any time prior to the receipt of the Company Stockholder Approval, the Company may provide information to and negotiate with third parties that submit an alternative acquisition proposal that the Company Board has determined, after consultation with outside financial and legal advisors, constitutes (or could reasonably be expected to lead to) a Company Superior Proposal (as such term is defined in the Merger Agreement), provided that such alternative acquisition proposal did not result from a breach of the “no shop” provisions and subject to certain other requirements being met before such action. Further, subject to certain limitations, at any time prior to the receipt of the Company Stockholder Approval, the Company Board may withdraw or adversely change its recommendation of the Merger in response to a Company Superior Proposal and the Company may terminate the Merger Agreement in order to enter into a definitive agreement with respect to a Company Superior Proposal, subject to the Company’s payment to Westlake of a termination fee in the amount of $77.7 million and compliance with certain notice and other procedures in the Merger Agreement. The Merger Agreement also provides for the payment of such termination fee (1) in the event the Company enters into or consummates an alternative acquisition proposal within nine months after the termination of the Merger Agreement under certain specified circumstances or (2) if the Company Board, prior to the Company’s stockholders adopting the Merger Agreement, (a) recommends an alternative acquisition proposal, (b) changes its recommendation of the Merger, or (c) fails to recommend to the Company’s stockholders to reject a publicly disclosed alternative acquisition proposal within certain time limits.

In addition, and subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by January 31, 2017.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The Merger Agreement has been included in this filing to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Westlake or any of their respective subsidiaries or affiliates. In particular, the representations and warranties, including the assertions embodied therein, contained in the Merger Agreement were made only for the purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties to the Merger Agreement and may be qualified, modified or excepted by information in a confidential disclosure letter provided by the Company to Westlake in connection with the signing of the Merger Agreement. This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Certain representations and warranties in the Merger Agreement may be subject to a standard of materiality provided for in the Merger Agreement that differ from those applicable to investors and have been used for the purpose of allocating risk among the parties, rather than establishing matters of fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Westlake or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Westlake’s public disclosures. Investors should read the Merger Agreement together with the other information concerning the Company and Westlake that each company publicly files in reports and statements with the U.S. Securities and Exchange Commission (the “SEC”).

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2016, the Leadership Development and Compensation Committee of the Company (the “Committee”) approved certain changes to the 2016 compensation of Simon P. Bates, the Company’s Senior Vice President, Building Products. Specifically, the Committee, pursuant to the Company’s 2011 Equity and Performance Incentive Plan (the “Plan”), granted 25,000 restricted stock units (“RSUs”) eligible to vest, contingent upon his continued employment with the Company, in three equal installments on the first, second and third anniversaries of the grant date. In addition, on June 8, 2015, the Committee approved certain amendments to Mr. Bates’ letter agreement, dated September 18, 2015 (the “Bates Agreement”), that (1) conformed the definition of “Good Reason” to the provisions of the Axiall Corporation Executive and Key Employee Change of Control Severance Plan (the “Plan”), (2) added a Section 4999 excise tax adjustment consistent with the Plan, and (3) provided that Mr. Bates will be entitled to the severance benefits set forth in the Bates Agreement if his employment is terminated by the Company without Cause, or by Mr. Bates, for Good Reason, prior to the date that is two years following the date of a Transaction (each as defined in the Bates Agreement). The severance benefits generally set forth in the Bates Agreement, as amended, consist of (a) continuation of base salary payments for one year following termination, (b) payment of any earned but unpaid cash bonus for any period ending prior to the date of termination, (c) payment of the target bonus for the fiscal year of termination, (d) continued life insurance, medical, dental and vision benefits and continued disability insurance premiums until the earlier of: (i) the day upon which Mr. Bates begins new employment and is eligible for such welfare benefits and (ii) the first anniversary of the termination date, and (e) payment of reasonable outplacement services in an amount not to exceed $15,000.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 10, 2016, among Westlake Chemical Corporation, Lagoon Merger Sub, Inc. and Axiall Corporation*

*  Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Axiall Corporation will furnish the omitted schedules to the SEC upon request by the SEC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined in, and subject to the safe harbor provisions of, the federal securities laws. These forward-looking statements include statements, among other things, concerning the expected benefits of the proposed Merger, such as growth potential, market profile, financial strength, and enhanced earnings per share, the potential financing of the transaction and the expected timing of the completion of the transaction. These forward-looking statements are often characterized by the use of words such as “expect,” “anticipate,” “plan,” “believe,” “may,” “should,” “will,” “could,” “continue” and the negative or plural of these words and other comparable terminology. Forward-looking statements are based on management’s assumptions regarding, among other things, general economic and industry-specific business conditions and the continued execution of Axiall’s business strategy, and actual results may be materially different. Risks and uncertainties inherent in these assumptions include, but are not limited to, the failure to receive, on a timely basis or otherwise, the required approvals by Axiall’s stockholders and government or regulatory agencies (including the terms of such approvals); the possibility that long-term financing for the transaction may not be put in place prior to the closing; the risk that a condition to closing of the proposed Merger or the committed financing may not be satisfied; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the diversion of management time on Merger-related issues; the impact of legislative, regulatory and competitive changes; potential operational disruption caused by the proposed Merger that may make it more difficult to maintain relationships with customers, employees or suppliers; the risk of potential litigation related to the proposed Merger; Axiall’s ability to successfully implement and administer its cost-saving initiatives (including its restructuring programs) and produce the desired results (including projected savings); future prices for the companies’ products; industry capacity levels for the companies’ products, raw materials and energy costs and availability, and feedstock availability and prices; changes in governmental and environmental regulations; the adoption of new laws or regulations that may make it more difficult or expensive to operate the companies’ businesses or manufacture its products; Axiall’s ability to generate sufficient cash flows from its business; future economic conditions in the specific industries to which the companies’ products are sold; global economic conditions; competition within Axiall’s industry; complications resulting from Axiall’s multiple enterprise resource planning (“ERP”) systems and the implementation of its new ERP systems; the companies’ failure to adequately protect their data and technology systems; costs resulting from complications or delays relating to Axiall’s arrangements with Lotte Chemical USA Corporation related to the ethane cracker (ethylene manufacturing plant) being constructed in Lake Charles, Louisiana; Axiall’s failure to realize the benefits of, and/or disruptions resulting from, any asset dispositions, asset acquisitions, joint ventures, business combinations or other transactions; the impact of legislative, regulatory and competitive changes; and other risk factors relating to the chemicals industry, and other factors discussed in Axiall’s and Westlake’s respective annual reports on Form 10-K for the year ended December 31, 2015 and subsequent quarterly reports on Form 10-Q. The risks and uncertainties above are not the only risks Axiall faces. Additional risks and uncertainties not presently known to Axiall that it believes to be immaterial also may adversely affect Axiall. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on Axiall’s business, financial condition and results of operations. Except as may be required by law, the parties do not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters attributable to Axiall or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this Current Report. Axiall undertakes no obligation to update or revise any forward-looking statement, except as may be required by law.

Additional Information and Where To Find It

With respect to the 2016 Axiall annual meeting of stockholders, Axiall has filed a definitive proxy statement and other documents regarding the 2016 annual meeting with the SEC and has mailed the definitive proxy statement and a WHITE proxy card to each stockholder of record entitled to vote at the 2016 annual meeting. With respect to the proposed Merger, Axiall expects to announce a special meeting of stockholders as soon as practicable to obtain stockholder approval in connection with the proposed Merger between Westlake and Axiall. In connection with the special meeting, Axiall expects to file with the SEC a preliminary proxy statement and other relevant documents in connection with the proposed Merger. INVESTORS OF AXIALL ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS, THE PRELIMINARY PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS RELATED TO THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the documents free of charge at the SEC’s website, www.sec.gov, and from Axiall at its website, www.axiall.com, or by sending a request to 1000 Abernathy Road NE, Suite 1200, Atlanta, GA 30328, Attention: General Counsel.

Participants in the Solicitation

Axiall and certain of its respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the 2016 annual meeting of stockholders and the special meeting of stockholders. Information regarding Axiall’s directors and executive officers is available in Axiall’s proxy statement filed with the SEC on April 12, 2016 in connection with its 2016 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement related to the proposed Merger and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ Daniel S. Fishbein
	Name:	Daniel S. Fishbein
	Title:	Vice President and General Counsel
Date: June 13, 2016

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 10, 2016, among Westlake Chemical Corporation, Lagoon Merger Sub, Inc. and Axiall Corporation*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Axiall Corporation will furnish the omitted schedules to the SEC upon request by the SEC